SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2013

United Financial Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-52947	74-3242562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

95 Elm Street, West Springfield, Massachusetts  01089
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code):  (413) 787-1700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04    Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

This Current Report on Form 8-K is being filed to comply with the requirement of the Securities and Exchange Commission (the “SEC”) that notice of a covered blackout period under the New England Bank Employees’ Savings & Profit Sharing Plan and Trust be given to directors and executive officers of United Financial Bancorp, Inc. (the “Company”) and also be furnished to the SEC under cover of Form 8-K.  The notice sent to those persons is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item.   The Company received the notice required by Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974 on February 25, 2013.

Item 9.01    Financial Statements and Exhibits.

(d)               Exhibits

                    Number              Description

                    99.1                    Notice Sent to Directors and Executive Officers of United Financial Bancorp, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED FINANCIAL BANCORP, INC.

Date: February 26, 2013	By:	/s/ Mark A. Roberts
Mark A. Roberts
Executive Vice President and Chief Financial Officer